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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                                 May 3, 1999


                       FIRST PLACE FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         New Mexico                        0-25956               85-0317365
--------------------------------         ------------        -------------------
(State or other jurisdiction of          (Commission          (I.R.S Employer
incorporation or organization)           file number)        Identification No.)


100 East Broadway, Farmington, New Mexico                           87401
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Address of principal executive offices                            Zip Code


Registrant's telephone number, including area code:  (505) 324-9500

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ITEM 5.  OTHER EVENTS

         Shareholder letter dated May 3, 1999, announcing first quarter 1999 earnings and quarterly dividend.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

         99.1  Shareholder letter dated May 3, 1999.



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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST PLACE FINANCIAL CORPORATION
                                       ---------------------------------
                                                  (Registrant)


Date: May 3, 1999                      /s/  James D. Rose
                                       ---------------------------------
                                       President and Chief Operating Officer


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